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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  ___________

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): November 26, 1999


                       ALGOS PHARMACEUTICAL CORPORATION
                   _________________________________________
            (Exact name of registrant as specified in its charter)

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
             Delaware                      000-28844                  22-3142274
-------------------------------            ---------                  ----------
(State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer
      Incorporation)                                            Identification Number)
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                       1333 Campus Parkway, Neptune, New Jersey 07753
              -----------------------------------------------------------------
                     (Address of principal executive offices) (Zip Code)

                                       (732) 938-5959
                    -----------------------------------------------------
                    (Registrants' telephone number, including area code)

                                             N/A
                      ------------------------------------------------
                (former name or former address, if changed since last report)

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ITEM 1(b).  CHANGE IN CONTROL OF REGISTRANT

     On November 26, 1999, Algos Pharmaceutical Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Endo Pharmaceuticals Holdings Inc. ("Endo") and Endo's wholly owned subsidiary, Endo Inc. ("Merger Sub"). The Merger Agreement, attached hereto as Exhibit 2.1 provides that, upon satisfaction of certain conditions, the Company will merge into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of Endo (the "Merger"). Pursuant to the Merger Agreement, each share of common stock of the Company ("Company Common Stock") will be exchanged for one share of common stock of Endo, such that the holders of the Company Common Stock will own 20% of the combined public company's approximately 89.5 million pro forma fully diluted shares outstanding. In addition, each holder of Company Common Stock will receive a warrant (the "Warrants"), for each share of Company Common Stock that the holder exchanges in the Merger. The Warrants will be subject to a warrant agreement, attached hereto as an exhibit to the Merger Agreement and will be exercisable for a nominal price per share upon approval of MorphiDex(R) by the Food and Drug Administration (the "FDA"). If FDA approval of MorphiDex(R) is obtained on or before December 31, 2001, then upon exercise of the Warrants, holders of the Warrants will receive an additional 15% of the pro forma combined company (to be calculated as if all Warrants had been exercised at the closing of the Merger). This percentage will be reduced by an amount that represents five percentage points for each six-month period after December 31, 2001 that MorphiDex(R) is not approved. If FDA approval of MorphiDex(R) is not attained by December 31, 2002, the Warrants expire unexercised. In addition, in the event that Endo (excluding revenue and expenses related to the Company) does not meet or exceed a specified gross profit target of $147.4 million for fiscal year 2000, shares held by current Endo stockholders will be returned to treasury such that the current Company stockholders' ownership will increase by an additional five percentage points.

     In addition, immediately prior to the Merger, each current Endo stockholder will receive a warrant to be exercised for a nominal price per share into Endo common shares if FDA approval of MorphiDex(R) is not attained by December 31, 2002, in which case holders of these warrants will receive upon exercise of the warrants an addition 5% of the pro forma combined company (to be calculated as if all of these warrants had been exercised at the closing of the Merger). A form of the warrant agreement with respect to these warrants is attached hereto as an exhibit to the Merger Agreement. If FDA approval of MorphiDex(R) is attained by December 31, 2002, these warrants expire unexercised.

     Also in connection with the Merger, certain stockholders of the Company who own approximately 24% of the outstanding Company Common Stock in the aggregate have each agreed pursuant to a separate voting agreement with Endo to vote in their capacities as stockholders in favor of the Merger and against any competing offer, These stockholders are: Karen B. Lyle, Michael Hyatt, the Trust Under the Will of Inez L. Kimmel, Frank S. Caruso, John W. Lyle, the Hyatt Family Trust, the Todd Kimmel Trust, the Melissa Kimmel Trust, Roger H. Kimmel, the Frank S. Caruso Irrevocable Trust, the Anita Hyatt Family Trust, James R. Ledley, Donald G. Drapkin and Patricia Caruso. The form of voting agreement is attached hereto as an exhibit to the Merger Agreement.

     In addition, John W. Lyle, the Chief Executive Officer of the Company will enter into an employment agreement (the "Lyle Employment Agreement") with Endo, whereby Mr. Lyle will become the employee of Endo in a senior executive capacity. The Lyle Employment Agreement is attached hereto as an exhibit to the Merger Agreement.

     In addition, the Company entered into a binding letter agreement (the "Kelso Side Letter") with Endo and Endo's majority stockholder, in which this majority stockholder has agreed not to transfer any of its holdings of Endo for a period of two years from the consummation of the merger, except under conditions specified in the Kelso Side Letter. The Kelso Side Letter is attached hereto as Exhibit 99.5.

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The Exhibits hereto are incorporated by reference herein and form an integral part hereof.


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Item 7.    Financial Statements and Exhibits.

           Exhibits.

           2.1 The Merger Agreement, dated November 26, 1999, by and among Endo Pharmaceutical Holdings Inc., Endo Inc. and Algos Pharmaceutical Corporation (the "Merger Agreement").

           99.1 Form of Warrant Agreement of Endo Pharmaceutical Holdings Inc. (attached as Exhibit C to the Merger Agreement).

           99.2 Form of Warrant Agreement of Endo Pharmaceutical Holdings Inc. (attached as Exhibit I to the Merger Agreement).

           99.3 Form of Stockholder Voting Agreement between Endo Pharmaceuticals Holdings Inc. and the stockholder named therein (attached as Exhibit B to the Merger Agreement).

           99.4 Form of Employment Agreement between Endo Pharmaceuticals Holdings Inc. and John W. Lyle (attached as Exhibit H to the Merger Agreement).

           99.5 Letter Agreement, dated November 26, 1999, among Algos Pharmaceutical Corporation, KIA V, L.P. and KEP V, L.P.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 26, 1999

                                     ALGOS PHARMACEUTICAL CORPORATION

                                     By:  /s/ John W. Lyle
                                          ----------------
                                          John W. Lyle
                                          President and Chief Executive Officer
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                                 EXHIBIT INDEX


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
                                                                              Sequentially
Exhibit No.                                                                   Numbered Page
-----------                                                                   -------------
2.1       The Merger Agreement, dated November 26, 1999, by and among Endo
          Pharmaceutical Holdings Inc., Endo Inc. and Algos Pharmaceutical
          Corporation (the "Merger Agreement").

99.1 Form of Warrant Agreement of Endo Pharmaceutical Holdings Inc. (attached as Exhibit C to the Merger Agreement).

99.2 Form of Warrant Agreement of Endo Pharmaceutical Holdings Inc. (attached as Exhibit I to the Merger Agreement).

99.3 Form of Stockholder Voting Agreement between Endo Pharmaceuticals Holdings Inc. and the stockholder named therein (attached as Exhibit B to the Merger Agreement).

99.4 Form of Employment Agreement between Endo Pharmaceuticals Holdings Inc. and John W. Lyle (attached as Exhibit H to the Merger Agreement).

99.5 Letter Agreement, dated November 26, 1999, among Algos Pharmaceutical Corporation, KIA V, L.P. and KEP V, L.P.

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